Exhibit 99.1

Investor Presentation January 2023

This presentation (this “Presentation”) is being delivered by Appreciate (along with its subsidiaries, “Appreciate” or the “Company”) to persons who may be interested in making their own evaluation with respect to an investment involving the Company . This Presentation has been prepared solely for informational purposes with the express understanding that it will be used only for the purpose of considering an investment opportunity involving the Company . Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA, Adjusted EBITDA, net debt and certain ratios and other metrics derived therefrom. These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly - titled measures used by other companies. The Company believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation and/or to the appendix found at the end of this Presentation for more details regarding the calculations of such measures and/or for a reconciliation of these measures to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP. This Presentation also includes certain projections of non - GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is include and no reconciliation of the forward - looking non - GAAP financial measures is included. Industry and Market Data In this Presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable. The Company has not independently verified the accuracy or completeness of any such third - party information. Trademarks and Trade Names The Company owns or has rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship by or of the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, Ȝ or ℠ symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Disclaimer Private & Confidential 2

Forward - Looking Statements Certain statements in this Presentation may be considered forward - looking statements. Forward - looking statements generally relate to future events or the Company’s or PTIC’s future financial or operating performance, including pro forma and estimated financial information, and other “forward - looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). For example, projections of future EBITDA, Adjusted EBITDA and other such metrics are forward - looking statements. In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, contingencies and other factors which could cause actual results to differ materially from those expressed or implied by such forward - looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and/or PTIC and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against the Company, PTIC, the combined company following the proposed business combination or others following the announcement of the transactions related to the proposed business combination including the business combination agreement; (3) the inability to complete the transactions contemplated by the business combination agreement due to the failure to obtain approval of the stockholders of PTIC, to obtain financing to complete the transactions contemplated by the business combination agreement, or to satisfy other conditions to closing; (4) the failure of any condition precedent to the committed equity facility in connection with the common stock purchase agreement by and between PTIC and CF Principal Investments LLC, which could cause the termination of such facility; (5) changes to the proposed structure of the transactions contemplated by the business combination agreement that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transactions contemplated by the business combination agreement; (6) the ability to meet stock exchange listing standards at or following the consummation of the transactions contemplated by the business combination agreement; (7) the risk that the transactions contemplated by the business combination agreement disrupt current plans and operations of the Company or PTIC as a result of the announcement and consummation of the business combination agreement and the transactions contemplated thereby; (8) the ability to recognize the anticipated benefits of the transactions contemplated by the business combination agreement, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (9) costs related to the transactions contemplated by the business combination agreement; (10) changes in applicable laws or regulations; (11) the possibility that the Company or the combined company following the proposed business combination may be adversely affected by other economic, business, and/or competitive factors; (12) the Company’s estimates of expenses and profitability; (13) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price, and other adjustments; (14) debt defaults, and the need for or failure to obtain additional capital; and (15) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in PTIC’s Annual Report on Form 10 - K for the year ended December 31, 2021 and Quarterly Reports on Form 10 - Q for the quarters ended March 31, 2022, and June 30, 2022, in the preliminary proxy statement relating to the proposed business combination, and in subsequent filings with the Securities and Exchange Commission (“SEC”), including the definitive proxy statement relating to the proposed business combination. There may be additional risks that neither the Company nor PTIC presently know or that the Company and PTIC currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. Nothing in this communication should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements, which speak only as of the date they are made. Neither the Company nor PTIC undertakes any duty, and each of the Company and PTIC expressly disclaims any obligation, to update or alter the foregoing or any projections or forward - looking statements, whether as a result of new information, future events or otherwise. Disclaimer Private & Confidential 3

Disclaimer Private & Confidential 4 No Offer or Solicitation This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the stockholder proposals. This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Investment Highlights Private & Confidential Appreciate is an end - to - end marketplace and property management services platform that seamlessly facilitates investment in the large and highly fragmented SFR market (1) The Iceberg Report, Freddie Mac, John Burns Real Estate Consulting, Company Estimates (2) Based on fiscal year 2021 for retail property management customers. LTV based on 2021A gross margin of $8,246 per customer, assuming average fees, property value and customer life, and one Marketplace transaction during tenure of property; CAC based on 2021A average cost to acquire customers of $608 per customer EXECUTIVE SUMMARY Substantial and fragmented total addressable market (“TAM”) of $145B (1) with powerful demographic and secular tailwinds End - to - end SFR marketplace and management services platform that attracts both institutional and retail investors Highly scalable, front - loaded recurring revenue model with a LTV/CAC of 13.6x (2) Proven financial results with attractive margins and profitable unit economics Demonstrable organic and inorganic growth opportunities across all business segments Experienced management team with deep SFR industry expertise 5

300 500 700 2021 11.7 12.0 12.8 13.0 13.3 13.9 14.3 15.0 15.8 15.8 16.0 16.3 16.2 16.4 16.9 17M 13M 9M 5M $0.9 $2.8 $21.5 $53.3 $50 $40 $30 $20 $10 $0 Dec - 21 2% 98% $4T Single - Family Rental (“SFR”) Investment Thesis Private & Confidential Owning a Home is Becoming Less Affordable (1) Demand for SFR Properties is Increasing (2) 100 1980 1989 1997 2005 2013 Institutional Capital to SFR is Accelerating (3) Institutional SFR Investment Opportunity is Large (4) Jun - 20 Dec - 20 Jun - 21 (1) National Bureau of Economic Research and US Census Bureau (2) Invitation Homes May 2021 Investor Presentation (3) Company websites, Press Search, Core Logic. Includes capital commitments & announcements (4) Bureau of Labor Statistics, US Census Bureau, AHS, Press Search Cumulative Investor Commitments to SFR $ in Billions $80B Institutionally - Owned U.S. SFR Today Non - Institutionally Owned U.S. SFR Market Today 10% Growth CAGR Through 2025 EXECUTIVE SUMMARY Median Sales Price Median Income Total U.S. SFR Housing Stock in Millions House Sales Price and Household Median Income Index 6

Company Overview

COMPANY OVERVIEW

Appreciate Overview

Appreciate

Appreciate is a leading end-to-end Single Family Rental marketplace and management platform, allowing investors to execute with efficiency and confidence

About Us	Customers	Key Financial Metrics[1]
2007 Founded	**~60** Average Net Promoter Score[2]	**$29M** LTM Revenue
250 Team Members[3]	**~15,000** Properties Under Management Worth $5B[4]	**$13M** LTM Gross Profit
40+ Geographic Markets	**~95%** Institutional Buyers Converted to Management[5]	**>50%** Front Loaded Revenue[6]
#2 SFR Marketplace[7]	**~12,000** Investors Served	**13.6x** 2021 LTV/CAC[8]

(1) Unaudited and pro forma as of September 30, 2022
(2) As of 6/30/22 based on data per Birdeye
(3) Includes local market real estate agents 100% dedicated to Appreciate
(4) As of April 2022, including franchise markets
(5) Represents 2021A percentage of Institutional buy-side transactions that led to a new managed property
(6) "Front-loaded" revenue represents Marketplace and Placement revenue
(7) #2 of two SFR Marketplaces. Based on estimated annual property transaction value, per PR Newswire and industry sourc
(8) Based on fiscal year 2021 for retail property management customers. LTV based on 2021A gross margin of $8,246 per customer, assuming average fees, property value and customer life, and one Marketplace transaction during tenure of property; CAC based on 2021A average cost to acquire customers of $608 per customer

Private & Confidential
8

COMPANY OVERVIEW

Management Team



Chris Laurence
CEO

- CEO, ThreeSixty Group Ltd.
- COO, Cydcor
- CFO, 99 Cents Stores



Kevin Ortner
President

- Author, *Rent Estate Revolution*
- Member, Zillow Single-Family Rental Advisory Board



Nolan Jacobson
CFO

- Treasurer, Silver Bay Realty Corp.
- Leading Planning & Reporting Analyst, Orbital ATK (NYSE:OA)



Todd Jable
CTO

- CTO, FirstKey Homes, LLC
- CTO, Silver Bay Realty Corp.



Sally Beran
VP, Human Resources

- Senior Director of HR, FirstService Residential Minnesota
- VP of HR, Milwaukee Brewers



Jessica Kopischke
VP, Compliance

- Legal & Compliance Manager, Silver Bay Realty Corp.
- Senior Paralegal & Risk Manager, Sherman Associates

Private & Confidential 9

▪ Marcy Haymaker is a Partner at Northern Pacific Group ▪ Ms. Haymaker is a Director of PCCTU ▪ Ms. Haymaker is on the boards of 1st Choice Delivery, United Language Group and Lake Street Labs ▪ Ms. Haymaker served as an Associate at The Gores Group ▪ Douglas Bergeron is the Chairman of the Board of Cantaloupe (Nasdaq: CTLP) ▪ Mr. Bergeron is Chief Executive Officer and a Director of HCIIU and HIII ▪ Mr. Bergeron served as Chief Executive Officer of Verifone growing it organically as well as through accretive, value - enhancing acquisitions and strategic partnerships ▪ Mr. Bergeron was a member of the Renters Warehouse board of directors since September 2015 Board of Directors Laurie Hawkes Chairman COMPANY OVERVIEW Private & Confidential ▪ Laurie Hawkes is Chairman of the Board of Broadstone Net Lease (NYSE: BNL), a REIT that acquires, owns, and manages single - tenant commercial real estate properties ▪ Ms. Hawkes served in various roles at American Residential Properties (NYSE: ARPI), which she co - founded, including Director, President and Chief Operating Officer ▪ Ms. Hawkes served in various roles at U.S. Realty Advisors, LLC, a single - tenant real estate investment and asset management firm, including Partner and President ▪ Ms. Hawkes served as a Managing Director in Real Estate Investment Banking (REIB) at CS First Boston Corp., and as Director of REIB at Salomon Brothers 10 Douglas Bergeron Director William Bush Director Joseph Beck Director Scott Honour Director Marcy Haymaker Director Gloria Fu Director Chris Laurence CEO & Director ▪ Joseph Beck served as Co - Chief Executive Officer, Chief Financial Officer and a director of PTIC II ▪ Mr. Beck served as Co - Chief Executive Officer, Chief Financial Officer and director of PTAC ▪ Mr. Beck served as Senior Investment Manager of ADIA, where he was responsible for managing office, residential, industrial and retail assets in the U.S ▪ Mr. Beck executed over $2.2B of equity commitments to U.S. acquisitions and developments and over $400.0M to opportunistic real estate equity and credit funds ▪ Gloria Fu served as an independent director of PTIC II and was a member of the audit and compensation committees ▪ Ms. Fu brings over 20 years of investment management expertise most recently as Managing Director and Portfolio Manager at JPMorgan Asset Management ▪ Ms. Fu was a founding member of JPMorgan Asset Management’s Proxy Committee providing leadership and guidance on a broad range of topics ▪ Ms. Fu is an advisory board member to MREN, a cloud - based real estate company ▪ Scott Honour is Managing Partner of Northern Pacific Group, a private equity firm, which Mr. Honour co - founded ▪ Mr. Honour is Chairman of PCCT ▪ Mr. Honour is a director of Pineapple Energy (Nasdaq: PEGY) and EVO Transportation & Energy Services ▪ Mr. Honour served as Senior Managing Director at The Gores Group helping raise four funds totaling $4.0B in aggregate and making over 35 investments ▪ William Bush is Chief Financial Officer of Stem (NYSE: STEM), a global leader in artificial intelligence - driven energy software and services ▪ Mr. Bush served as Chief Financial Officer of Borrego Solar Systems, a solar and energy storage company ▪ Mr. Bush served as Chief Financial Officer for numerous high - growth solar, software and online media companies, and co - founded Buzzsaw.com, a spinoff of Autodesk ▪ Mr. Bush served as Corporate Controller for Autodesk (Nasdaq: ADSK), a software company ▪ Chris Laurence served in roles including Chief Executive Officer, Chief Operating Officer and Chief Financial Officer at ThreeSixty Sourcing ▪ Mr. Laurence served as Chief Financial Officer of 99 Cents Only Stores, at the time a $2.0B revenue, publicly reporting discount retailer controlled by Ares Management ▪ Mr. Laurence served as Chief Operating Officer at Cydcor, an outsourced sales company specializing in B2B and B2C customer acquisition ▪ Mr. Laurence served as General Partner at consumer - focused private equity firm Brentwood Associates

The SFR Opportunity Private & Confidential (1) Bureau of Labor Statistics, US Census Bureau, AHS, Press Search, Real Property Management website, Federal Reserve Bank of Boston (2) IBISWorld (3) Figure represents residential property management companies (4) Federal Reserve Bank of Boston SFR housing has experienced tremendous growth over the past decade, but the industry still lacks a technology - first platform to support efficient investment and management COMPANY OVERVIEW Fragmented Stock of 15M+ SFR Properties (1) Lack of standardized home data and analytics Difficult to acquire homes at institutional scale Complicated and Costly Transaction Process Local nature of homeownership 309K U.S. brokerages, slow transaction timelines, analog documentation, and high friction costs (2) Inefficient Services and Technology 300K+ property management companies (3) 80% of rent still paid via check, cash, or money orders (4) 11

TAM in 2021 Vast $145 Billion Total Addressable Market COMPANY OVERVIEW Private & Confidential No Marketplace or Manager has >1% market share (5) $37B Total Serviceable SFR Market in 2021 Marketplace ~$95B Management ~$50B TAM in 2021 $17B SFR Property Management Fees (4) $20B SFR Brokerage Fees (3) (1) (1) The Iceberg Report, Freddie Mac, John Burns Real Estate Consulting, Company Estimates (2) IBISWorld (3) National Association of Realtors, CoreLogic (4) IBISWorld, U.S. Census Bureau, John Burns Real Estate Consulting (5) The Iceberg Report, Freddie Mac, John Burns Real Estate Consulting, Company Estimates (2) 12

Appreciate Is The End - To - End SFR Platform Private & Confidential COMPANY OVERVIEW Buy Sell Manage Lease Marketplace Management Proprietary online marketplace and full - service brokerage teams in 41 markets Data - driven platform allows interested buyers and sellers to market, view listings, and transact efficiently Renovation management services optimize the value of the asset and best - in - class resident placement accelerates cash flow Full - service property management platform addressing the needs of retail and institutional investors 13

Company History COMPANY OVERVIEW 2007 Company founded in Minnesota First franchise sold 2011 2015 27 th and last franchise sold Northern Pacific Group investment 2015 2016 Repurchase of 13 franchises iHeart Media investment 2016 2016 First institutional client OwnAmerica acquisition (Marketplace) 2019 2021 Programmatic Acquisitions launched Rebranding of Renters Warehouse to Appreciate 2022 Private & Confidential 14

Compelling Revenue Model Private & Confidential COMPANY OVERVIEW Recurring Management Fees Manage Month 4 + Transaction Fees Sell Management ~75% LTM Revenue (1) Re - occurring Placement Fees Lease Month 3 Marketplace ~25% LTM Revenue (1) Transaction Fees Buy Renovate Month 1 Month 2 (1) Unaudited and pro forma as of September 30, 2022 15

Diversified Institutional and Retail Customer Base Select Institutional Customers COMPANY OVERVIEW Illustrative Retail Customer Profiles Nyla’s Goals x Achieve highest long - value out of her home x Monetize an inherited home x Monetize a house she can no longer afford x Get the first rental property under her belt so she can save money and buy more Nyla the “New Entrant” Typically owns 1 Property Meghan’s Goals x Free up more time to work on the business x Streamline & simplify her property management function x Receive better service and better value x Grow her SFR portfolio Meghan the “Experienced Entrepreneur” Typically owns 10 - 25 Properties Private & Confidential 16

COMPANY OVERVIEW

Appreciate Delivers Value To Investors

Marketplace

+17%
Higher Year One Rent Using Resident-in-Place Transactions[(1)]

103%
Overachievement vs. Underwritten Rent Leveraging Proprietary Rent Data[(2)]

>100
In-Market Brokers Applying Local Market Expertise

95%
Institutional Marketplace Conversion From End-to-End Platform Accountability[(3)]

Management

60
Average Net Promoter Score Indicating Excellent Customer Satisfaction[(4)]

>65,000
Scheduled Showings in 2021 Using Proprietary Listing Syndication

18 month
Long Average Initial Lease Term Reduces Resident Turnover

$145M
of e-Payments Processed in 2021 with Simplified Portal and App-Based Payments

(1) Based on average two month listing to move-in date interval
(2) Company Information
(3) Represents 2021A percentage of Institutional buy-side transactions that led to a new managed property
(4) As of 6/30;22 based on data per Birdeye

Private & Confidential 17

Technology Overview

End - to - End Technology For All Stakeholders Private & Confidential TECHNOLOGY OVERVIEW Residents Vendors Rent Payments Repair & Maintenance Visibility Job Assignment Real - time Communications & Approvals Invoicing and Payment Diligence & Transaction Management Property Insights Approval & Payment Workflows Customizable Reporting Investors Document Management Marketplace Management Asset Sourcing & Selection Showing & Applications 19

Purpose - Built Technology For Investors Off - Market Listings Proprietary Targeting Professional Underwriting Marketplace/ Management Integration Approval Workflows Customizable Reporting Appreciate’s Owner Portal and Mobile Apps provide 24/7 access to actionable information Our Investor Platform seeks to accelerate transactions and simplify ownership TECHNOLOGY OVERVIEW Private & Confidential 20

Purpose - Built Technology For Residents Private & Confidential Applications & Showings Repair & Maintenance Requests Appointment Tracking Live Chat Functionality Monthly Statements Rent Payments Appreciate’s Resident Portal and Mobile Apps give self - service access to all aspects of the resident experience Our Resident Platform provides easy access to services while facilitating automation TECHNOLOGY OVERVIEW 21

Purpose - Built Technology For Vendors Private & Confidential Job Assignment Real - time Communications & Approvals Appointment Tracking Maintenance Request Management Vendor File Capture Invoicing and Payments Appreciate’s new Vendor Portal facilitates assignment, execution and tracking of Repair and Maintenance efforts Our Vendor Platform drives accountability and efficiency in Repair and Maintenance operations TECHNOLOGY OVERVIEW 22

Growth Strategy

GROWTH STRATEGY

Multiple Levers to Drive Growth

($ in Millions)


~$350
~$50
3
~$100
2
~$175
~$200
1
$29
LTM Revenue
Core Growth
Mid-Term Revenue Potential
M&A
New Products & Services
Longer-Term Upside Potential

1

Core Growth

- Marketing-driven Retail expansion
- Organic Institutional expansion
- Greenfield expansion in 40+ markets

2

M&A

- Roll-up of franchises
- Acquisition of smaller local property managers

3

New Products & Services

- Payments
- Insurance and mortgage referrals
- Landlord and resident services

Source: Company Information and Management Estimates
LTM Revenue unaudited and pro forma as of September 30, 2022

Private & Confidential 24

Core Growth – Marketing Investment GROWTH STRATEGY (1) Based on LTM 9/30/22 figures provided by Appreciate management. Does not include Marketplace - to - Management referrals. Private & Confidential 1 95 Additional Recurring Revenue Underpinned by Company Historical Precedent Generates 44 Marketplace Transactions (1) 1,018 New Properties Managed (1) 468 Every $1.0M of marketing investment Equating To $4.0M Annual Revenue (1) - 1,000 2,000 3,000 $0 $2,000 $4,000 $6,000 95% R 2 for Marketing Investment to Properties Added (’16 to ’21) (No. of Properties Added) 4,000 ($ Marketing Investment in ‘000) 25

Core Growth – Geographic Expansion GROWTH STRATEGY Current Markets Target Markets 1 Leverage: Marketplace and Management Flywheel to Accelerate Growth Market Expansion Strategy Partner: With an Anchor Investor in New Geographic Market 12+ Targeted Metros Scale: Shorten Time to Breakeven and Accelerate Timeline to Deployment in New Markets Expand: Portfolio Across Metro Area Private & Confidential 26

GROWTH STRATEGY

2 M&A – Straightforward Strategy with Built-In Upside

Acquiring franchise or small, local operators who can only provide retail property management services gives Appreciate built-in revenue upside

Illustrative Acquisition Upside

+30% Revenue Uplift

From Acquired Property Managers by adding Institutional and Marketplace Services ("Full-Service Revenue")



~$2.8M
+ ~$1.0M
(+30%)
~$3.8M
~$1.0M
~$2.8M
Retail Management-only Revenue
Full-Service Revenue
Acquired Property Manager Revenue(1)
Appreciate's End-to-End Platform Revenue(2)

(1) Represents LTM 9/30/22 Company retail management revenue per property of ~$2,800, assuming 1,000 properties under management
(2) Represents LTM 9/30/22 total revenue (excluding franchise) per average Company-managed property

Private & Confidential 27

New Products and Services GROWTH STRATEGY Private & Confidential (1) The Iceberg Report (2) Asset management refers to portfolio - level decision - making and activities above the individual property level, including rebalancing, strategic capital expenditures, budgeting, and lender reporting DIY Offering Asset Management 70% of total current SFR market managed by DIY investors (1) SFR entrants lack asset management capabilities (2) Referral & Data Monetization Leverage data and demand from Appreciate platform into new ancillary verticals Less cost & higher automation than standard package For a market fee (~ 1 % of SFR portfolio value), provide full - service asset management Services for investors (mortgage referrals, home warranties, insurance) and residents (deposit alternatives, TV/cable, maintenance) Drives more efficient customer acquisition with potential to up - sell DIY customers to full - service package Increases retention of existing customers and provides additional monetization opportunity with no incremental marketing Provides additional monetization opportunity with no incremental marketing 3 Opportunity Appreciate Value Proposition Benefit to Appreciate 28

Financial Overview

~$7,800 ~$18,000 $1,400 $2,200 Acquire Renovate Lease Manage $5,900 (1) Includes marketplace revenue shown above, monthly management fees and 1.6 resident placements during duration of customer relationship. Figure would be higher with Marketplace sale at exit. Expected life of retail customer is 40 months. Month 1 Month 2 Month 3 Month 4 & Onwards FINANCIAL OVERVIEW Illustrative Revenue per Customer Timeline Revenue potential exceeds $18,000 over expected life of customer (1) Marketplace Management Potential Revenue Multiple Revenue Streams Expand Revenue per Customer Private & Confidential 30

$608 $8,246 Attractive Unit Economics Support Investing in Growth Customer Acquisition Cost (CAC) Lifetime Value (LTV) (1) Based on fiscal year 2021 for retail property management customers. LTV based on 2021A gross margin of $8,246 per customer, assuming average fees, property value and customer life, and one Marketplace transaction during tenure of property; CAC based on 2021A average cost to acquire customers of $608 per customer (2) LTM unaudited and pro forma as of September 30, 2022 40 Months Average Retail Customer Life from Cross - Selling with no additional marketing FINANCIAL OVERVIEW Private & Confidential 13.6x (1) ~50% Front - Loaded (2) Revenue Typically Realized in First 3 Months 31 ~20% of New Properties (2)

Appendix

APPENDIX

Summary P&L

$ in 000s	2020A	2021A	LTM
Revenue			
Marketplace			
Retail	$2,133	$3,438	$2,974
Institutional	898	2,700	4,328
Total Marketplace	$3,031	$6,138	$7,303
Management			
Management Fee Revenue - Retail	$8,661	$7,426	$6,382
Placement Revenue - Retail	5,573	5,017	5,383
Other Revenue - Retail	3,960	3,702	3,876
Retail	$18,193	$16,145	$15,641
Management Fee Revenue - Institutional	2,569	2,224	2,262
Placement Revenue - Institutional	1,653	1,296	1,628
Other Revenue - Institutional	1,175	793	937
Institutional	$5,396	$4,313	$4,827
Franchise	1,433	1,306	1,243
Total Management	$25,023	$21,765	$21,711
Total Revenue	**$28,054**	**$27,903**	**$29,013**
Gross Profit & EBITDA			
Marketplace	$1,519	$3,197	$4,368
GP %	*50.1%*	*52.1%*	*59.8%*
Management	$12,041	$9,515	$9,129
GP %	*48.1%*	*43.7%*	*42.0%*
Total Gross Profit	**$13,560**	**$12,712**	**$13,497**
GP %	*48.3%*	*45.6%*	*46.5%*
Operating Expenses	$13,524	$13,656	$14,145
% of Revenue	*48.2%*	*48.9%*	*48.8%*
EBITDA[(1)]	**$35**	**($944)**	**($648)**
EBITDA %	*0.1%*	*(3.4%)*	*(2.2%)*

Note: LTM unaudited and pro forma as of September 30, 2022
(1) 2020A, 2021A and LTM represent Adjusted EBITDA figures; see slide 33: EBITDA Reconciliation

Private & Confidential 33

EBITDA Reconciliation APPENDIX Note: LTM unaudited and pro forma as of September 30, 2022 Source: Company Information (1) Other, expenses / income includes entries related to PPP forgiveness, employee retention credit and items unrelated to regular operations $ in 000s LTM Year Ended D ecember 31, As of 09/30/2022 2021 2020 Net loss ($7,800) ($1,299) ($4,907) Add back: Depreciation and Amortization 1,585 1,783 2,830 Interest Expense 1,981 2,077 1,962 Provision for Income Taxes - - - Equity Based Compensation Expense 262 226 - Remeasurement of Derivative Liability 131 (34) - Other Expenses / Income (1) 3,193 (3,697) 150 Adjusted EBITDA ($648) ($944) $35 Private & Confidential 34

Pro Forma Capital Structure APPENDIX Private & Confidential Note: $100M committed equity facility not included within the cap table above Source: Company Information Shares Current Ownership % Fully Diluted Ownership % Rolling Renters Warehouse Unitholders 31,200,000 65.6% 47.2% PTIC II Class A Stockholders 219,698 0.5% 0.3% Forward Purchase Agreement 8,794,897 18.5% 13.3% Forward Purchase Agreement Fee 499,999 1.1% 0.8% Sponsor 5,750,000 12.1% 8.7% Northland 315,500 0.7% 0.5% CF Principal Investments 200,000 0.4% 0.3% Moelis 150,000 0.3% 0.2% Cantor 424,500 0.9% 0.6% Total 47,554,594 100.0% 72.0% PTIC Public Warrants 7,666,667 0.0% 11.6% PTIC Private Placement Warrants 4,833,333 0.0% 7.3% Earnout Shares 6,000,000 0.0% 9.1% Total Additional Dilution Sources 18,500,000 0.0% 28.0% Total Fully Diluted 66,054,594 100.0% 35

Summary of Risk Factors Our business is subject to a number of risks and uncertainties including those described at length below. These risks include, among others, the following: Risks Related To Liquidity And Capital Resources • We must raise additional capital to fund our operations in order to continue as a going concern. • We may not be able to refinance, extend or repay our substantial indebtedness owed to our senior secured lender or obligations owed to service providers, which would have a material adverse effect on our financial condition and ability to continue as a going concern. • We may not be able to maintain compliance with the continued listing requirements of The Nasdaq Global Market. • We have a history of operating losses and negative cash flow and we anticipate that we will need to raise additional funds to finance operations. • Our stockholders are subject to significant dilution upon the occurrence of certain events which could also cause a decrease in our stock price. • The market price and trading volume of our common stock may be volatile. • We may not be able to obtain waivers defaults in the future from our secured lender. Risks Related to Our Business and Operations • We have incurred and recorded net losses and negative cash flows in the past. We may experience net losses and negative cash flows in the future and may not be able to achieve or sustain profitability. • We are employing a business model with a limited track record, which may make our business difficult to evaluate. • We have a limited operating history and may not be able to operate our business successfully or generate sufficient cash flows. • We may not be able to effectively manage our growth, and any failure to do so may have a material adverse effect on our business and operating results. • If we fail to continuously innovate, improve and expand our brokerage and management platform to create value for our customers, our business, financial condition and results of operations could be negatively impacted. • Our efforts to expand our management, marketplace and adjacent services businesses and offer additional adjacent services may not be successful. • Our future business and financial success will depend on our ability to continue to anticipate the needs of owners of single - family residential real estate and to successfully develop and introduce new and upgraded services, including services that make our management and marketplaces useful for users. • Substantial portions of our anticipated revenue growth and retention relies on attracting institutional buyers of single - family rental properties. The failure to attract these buyers, or the loss of or inactivity of existing institutional clients, particularly on our Marketplace platform could significantly impact our current and anticipated revenue. • Our business is currently dependent on two significant institutional customers. • We may be unable to increase awareness of our brands, including Renters Warehouse and Appreciate, which could adversely affect our business. • If internet search engines do not prominently feature our websites on the search engine results page, traffic to our websites could decrease and, if we are unable to maintain or increase traffic to our marketplaces, our business and operating results could be adversely affected. • We operate in highly competitive markets and we may be unable to compete successfully against our existing and future competitors. • Because a material portion of our business is concentrated in certain geographic areas, any adverse economic, real estate or business conditions in these geographic areas could have a material adverse effect on our operating results. • Our quarterly results and other operating metrics may fluctuate from quarter to quarter, which makes these metrics difficult to predict. Risk Factors Private & Confidential 36

Risks Related to Our Business and Operations (Cont’d) • If we pursue acquisitions that are not successfully completed or integrated into our existing operations, our business, financial condition or results of operations may be adversely affected. • Our dependence upon third parties that support critical functions of our business, primarily Salesforce, and any disruption of or interference with our use of these third - party services, may have a material adverse effect on our operating results or reputation if the third parties fail to perform. • We rely on information supplied by prospective residents in managing our business. • We are still building our operational expertise and systems. If we are unable to complete that successfully, our ability to operate profitably could be adversely affected. • We are dependent on a single asset class, which exposes us to downturns in the single - family residential real estate sector. • We rely heavily on the Salesforce platform to drive homeowner and tenant acquisition. Our continued ability to leverage our investments in our leasing and property management software, which are built on the Salesforce platform, requires the continued viability of, support for and improvements to that platform. • Our management team will be required to evaluate the effectiveness of our internal control over financial reporting. If we are unable to maintain effective internal control over financial reporting, investors may lose confidence in the accuracy of our financial reports. • We identified a material weakness in our internal control over financial reporting. This material weakness could continue to adversely affect our ability to report our results of operations and financial condition accurately and in a timely manner. • We rely on assumptions, estimates, and business data to calculate our key performance indicators and other business metrics, and real or perceived inaccuracies in these metrics may harm our reputation and negatively affect our business. • Our estimates of market opportunity may prove to be inaccurate. • Changes in accounting standards, subjective assumptions and estimates used by management related to complex accounting matters could have a material adverse effect on our business, financial condition and results of operations. • The failure to successfully implement and maintain accounting systems could materially adversely impact our business, results of operations, and financial condition. • Our platform is highly complex and our proprietary software may contain undetected errors. • Our management team has limited experience in operating a public company. • Our company culture has contributed to our success, and if we cannot maintain this culture as we grow, our business could be harmed. • Some of our potential losses may not be covered by insurance. We may not be able to obtain or maintain adequate insurance coverage. • Third parties with whom we do business may be unable to honor their obligations to us or their actions may put us at risk. • The extent of the future impact of the ongoing COVID - 19 pandemic on our business and financial results will depend largely on future developments, which are highly uncertain and difficult to predict. • Catastrophic events may disrupt our business. • We are subject to multiple risks related to the credit card and debit card payments we accept. • We are subject to payment - related fraud and an increase in or failure to deal effectively with fraud, fraudulent activities, fictitious transactions, or illegal transactions would materially and adversely affect our business, results of operations, and financial condition. • We are subject to payment network rules and any material modification of our payment card acceptance privileges could have a material adverse effect on our business, results of operations, and financial condition. Risk Factors Private & Confidential 37

Risk Factors Private & Confidential 38 Risks Related to the Industry We Serve • Our success depends on general economic conditions, the health of the U . S . real estate industry generally, and risks generally incident to the ownership and leasing of single - family residential real estate, and our business may be negatively impacted by economic and industry downturns, including seasonal and cyclical trends, and volatility in the single - family residential real estate lease market . • Our investments are and will continue to be concentrated in our existing and target markets and in the single - family rental sector of the real estate industry, which exposes us to seasonal fluctuations in rental demand and downturns in our markets or in the single - family properties sector . • Competition in identifying and acquiring customers and the right to lease single - family real estate portfolios could adversely affect our ability to implement our business and growth strategies, which could materially and adversely affect us. • A change in mortgage underwriting standards could reduce the ability of homebuyers to access the credit markets on reasonable terms, or at all, which could reduce utilization of our brokerage platform. • Leasing fraud could adversely affect our business, financial condition, and results of operations. • Our customers depend on residents and their willingness to meet their lease obligations and renew their leases, which generates a substantial amount of our revenue. Poor tenant selection, defaults, and non - renewals by residents may adversely affect our reputation and financial performance. • Our ability to attract single - family residential residents requires significant marketing expense. Increased costs of online advertising or traditional broadcast avenues would significantly increase our costs of customer acquisition. • Our business may be significantly impacted by changing of interest rates and home prices. In particular, rising interest rates and falling home prices may reduce the number and size of real estate transactions (affecting our brokerage commissions) and declining interest rates and rising home prices may cause our customers to sell their properties. • Tenant and customer feedback in online sources (e.g., Yelp, Google, etc.) in this industry is often negative and, as we continue to grow our presence in the market, could adversely impact customer and tenant acquisition as well as our stock price. • Local news reporting involving landlord/tenant issues may impact our ability to grow and maintain customers and residents in certain markets as well as generate regulatory scrutiny. • Our marketplace faces significant competition with larger established players. • We could incur goodwill and intangible asset impairment charges, which could harm our profitability. • The loss of one or more of our key personnel, or our failure to attract and retain other highly qualified personnel in the future, could harm our business. Risks Related to Regulatory Compliance and Legal Matters • Changes in tax laws, regulations or fiscal and tax policies or the manner of their interpretation or enforcement could adversely impact our financial performance. • Our legacy franchise business subjects us to additional state regulatory regimes and potential claims from our franchisees. • Our ability to introduce new products to our customer base may be impacted by state regulation of insurance and real estate brokers. • We process, store and use certain personal information, which subjects us to privacy laws and standards, governmental regulation and other legal obligations related to privacy, and our actual or perceived failure to comply with these privacy laws and standards, regulations, and obligations could subject us to fines, sanctions or litigation, and could potentially damage our brand and reputation and adversely affect our business, financial condition and results of operations. • Laws, regulations, and rules that affect the short - term rental and the long - term rental business may expose us to significant penalties, which could have a material adverse effect on our business, results of operations, and financial condition.

Risk Factors Private & Confidential 39 Risks Related to Regulatory Compliance and Legal Matters (Cont’d) • Compliance with governmental laws, regulations, and covenants that are applicable to our properties or that may be passed in the future, including affordability covenants, permit, license, and zoning requirements, may adversely affect our ability to manage customer properties and could adversely affect our growth strategy. • Tenant relief laws, including laws regulating evictions, rent control laws, and other regulations that limit our customer’s ability to increase rental rates may negatively impact our property management income and profitability. • We may become a target of legal demands, litigation (including class actions), and negative publicity by tenant and consumer rights organizations, which could directly limit and constrain our operations and may result in significant litigation expenses and reputational harm. • Changes in laws affecting retention and escrow of tenant deposits may adversely affect our business and increase our expenses. • We are periodically subject to claims, lawsuits, government investigations and other proceedings that may adversely affect our business, financial condition and results of operations. • We are subject to a variety of federal and state laws, many of which are unsettled and still developing, and certain of our businesses are highly regulated. Any failure to comply with such regulations or any changes in such regulations could adversely affect our business. Risks Related to Our Technology, Privacy and Intellectual Property • Technical problems or disruptions that affect either our customers’ ability to access our services, or the software, internal applications, databases, networks and systems underlying our services, could damage our reputation and lead to reduced demand for our services, information, analytics and online marketplace services, which would lower revenues and increase costs. • We are highly dependent on information systems, and systems failures could significantly disrupt our business, which may, in turn, negatively affect us and the value of our common stock. • Security breaches and other disruptions could compromise our information systems and expose us to liability, which would cause our business and reputation to suffer. • Cybersecurity incidents could disrupt business operations and result in the loss of critical and confidential information or litigation or claims arising from such incidents, any of which may adversely impact our reputation and business, financial condition and results of operations. • Our fraud detection processes and information security systems may not successfully detect all fraudulent activity by third parties aimed at our employees, customers or residents, which could adversely affect our reputation and business results. • Our intellectual property rights are valuable, and any inability to protect them could reduce the value of our products, services and brand. • Our platform, its features and technology offerings may infringe the intellectual property rights of others, which may cause us to incur unexpected costs or prevent us from providing our products and services. • Some of our products and services contain open source software, which may pose particular risks to our proprietary software, products, and services in a manner that could have a negative effect on our business. • We rely on licenses to use the intellectual property rights of third parties, which are incorporated into our platform and its features and technology offerings. Failure to renew or expand existing licenses may require us to modify, limit or discontinue certain offerings, which could materially affect our business, financial condition and results of operations.

Risk Factors Private & Confidential 40 Risks Related to Environmental, Social, and Governance Issues • Climate change, related legislative and regulatory responses to climate change, and the transition to a lower - carbon economy may adversely affect our business. • We are subject to risks from natural disasters such as earthquakes and severe weather (the frequency and severity of which may be impacted by climate change), which may include more frequent or severe storms, extreme temperatures and ambient temperature increases, hurricanes, flooding, rising sea levels, shortages of water, droughts and wildfires, any of which could have a material adverse effect on our business, results of operations, and financial condition. • Environmentally hazardous conditions could potentially adversely affect us. • We are subject to increasing scrutiny from investors and others regarding our environmental, social, governance, or sustainability, responsibilities, which could result in additional costs or risks and adversely impact our reputation, associate retention, and ability to raise capital from such investors. Risks Related to Our Indebtedness/ Service Provider Obligation • Substantially all of our indebtedness is in default and our indebtedness could materially and adversely affect our business, results of operations, and financial condition, and impair our ability to satisfy our obligations under our indebtedness. • In the event that cash available is not sufficient to pay off all of our indebtedness, we may not have the funds necessary to pay off approximately $11.1 million in indebtedness and this may adversely affect our capital structure and our ability to raise additional capital, incur additional indebtedness or meet updated prospective financial information. Risks Related to Ownership of Appreciate Securities • The trading price of the shares of Appreciate Common Stock is likely to be volatile, which could cause holders of Appreciate Common Stock to incur substantial losses. • If securities or industry analysts do not publish research or publish unfavorable research about our business, our stock price and trading volume could decline. • We will need to raise additional capital to continue to grow our business and we may not be able to raise additional capital on terms acceptable to us, or at all. • The Committed Equity Facility is subject to the conditions and limitations set forth in the CEF Purchase Agreement, which may limit our ability to fund our business. • When the shares of Appreciate Class A Common Stock are issued pursuant to the CEF Purchase Agreement and the Appreciate Warrants are exercised for Appreciate Class A Common Stock, the number of shares eligible for future resale in the public market will increase and result in dilution to our stockholders. • The Appreciate Public Warrants are substantially “out of the money,” and they may expire worthless. • Appreciate may redeem unexpired warrants, in accordance with their terms, prior to their exercise at a time that is disadvantageous to warrantholders. • The terms of the Appreciate Warrants may be amended in a manner adverse to a holder if holders of at least a majority of the then outstanding Appreciate Public Warrants approve of such amendment. • We may redeem your unexpired Appreciate Warrants prior to their exercise at a time that is disadvantageous to warrantholders, thereby making the Appreciate Warrants worthless. • If not listed on the Nasdaq or other national securities exchange, the shares of Appreciate Class A Common Stock may become subject to the “penny stock” rules, and it would become more difficult to trade Appreciate’s shares. • FINRA sales practice requirements may limit a stockholder’s ability to buy and sell the Appreciate Class A Common Stock. • An active trading market for Appreciate Class A Common Stock and Appreciate Public Warrants may not be available on a consistent basis to provide Appreciate securityholders with adequate liquidity. The stock price may be extremely volatile and Appreciate securityholders could lose a significant part of their investment.

Risk Factors Private & Confidential 41 Risks Related to Ownership of Appreciate Securities (Cont’d) • Because Appreciate has no current plans to pay cash dividends for the foreseeable future, an investor may not receive any return on investment unless the securities are sold for a price greater than their purchase price. • If securities or industry analysts do not publish or cease publishing research or reports about Appreciate, its business, or its market, or if they change their recommendations adversely, the price and trading volume of Appreciate securities could decline. • Appreciate will incur significant increased expenses and administrative burdens as a public company, which could have a material adverse effect on its business, financial condition and results of operations. • Appreciate’s only principal asset is its interest in Appreciate Intermediate Holdings, LLC, and accordingly we will depend on distributions from Appreciate Intermediate Holdings, LLC to pay dividends, taxes, other expenses, and make any payments required to be made by Appreciate under the Tax Receivable Agreement. • The Tax Receivable Agreement requires Appreciate to make cash payments to the TRA Parties in respect of certain tax benefits and such payments may be substantial. In certain cases, payments under the Tax Receivable Agreement may (i) significantly exceed any actual tax benefits Appreciate (and any applicable subsidiaries thereof, if any) realizes in respect of the tax attributes subject to the Tax Receivable Agreement or (ii) be accelerated. • The Company’s operating and financial forecasts may not prove accurate. • Past performance may not be indicative of future performance of an investment in Appreciate. • The Governing Documents of Appreciate designate the Court of Chancery of the State of Delaware as the sole and exclusive forum for substantially all disputes between Appreciate and its stockholders. • Appreciate’s warrant agreement designates the courts of the State of New York or the United States District Court for the Southern District of New York as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by warrantholders, which could limit the ability of warrant holders to obtain a favorable judicial forum for disputes with our company. • The Warrants are accounted for as liabilities and the changes in value of the Warrants could have a material effect on our financial results.